UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2025

MacKenzie Realty Capital, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-55006
(Commission File Number)

MD	45-4355424
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

89 Davis Road, Suite 100
Orinda, CA 94563
(Address of principal executive offices, including zip code)

(925) 631-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 per value	MKZR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

One June 6, 2025, MacKenzie Realty Capital, Inc. (Nasdaq: MKZR; the “Company”) filed, with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”), Articles Supplementary (the “Series C Articles Supplementary”) to the Articles of Amendment and Restatement of the Company, as amended and supplemented, classifying and designating 2,000,000 of the authorized but unissued shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), as shares of a separate class of Preferred Stock, designated as “Series C Preferred Stock,” with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption as set forth therein and below.

Ranking
The Series C Preferred Stock will rank junior, with respect to dividend rights and rights upon liquidation, winding-up, or dissolution, to the Company’s Series A Preferred Stock, $0.0001 par value per share (the “Series A Preferred Stock”), and Series B Preferred Stock, $0.0001 par value per share (the “Series B Preferred Stock”), (excluding the additional accrued 9% portion of the Series B Preferred Stock dividend). The Series C Preferred Stock will rank, with respect to dividend rights and rights upon liquidation, winding-up, or dissolution (i) senior to all classes of the Company’s common stock, and to any other class or series of the Company’s capital stock issued in the future unless the terms of that capital stock expressly provide that it ranks senior to, or on parity with, the Series C Preferred Stock, and (ii) junior to any other class or series of the Company’s capital stock, the terms of which expressly provide that it will rank senior to the Series C Preferred Stock.

Stated Value	Each share Series C Preferred Stock will have an initial “Stated Value” of $25.00, subject to appropriate adjustment in relation to certain events as set forth in the Series C Articles Supplementary.
Liquidation Preference
Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of the Company’s Series C Preferred Stock will be entitled to receive the following payments (the “Liquidation Preference”):
Holders of Series C Preferred Stock will be entitled to be paid, as the Liquidation Preference applicable to such shares, an amount equal to the Stated Value of $25 per share, plus an amount equal to any accrued and unpaid dividends thereon.

Dividend rights
Holders of the Company’s Series C Preferred Stock are entitled to receive, when and as authorized by the Company’s Board of Directors and declared by the Company out of legally available funds, cumulative cash dividends at an annual rate of 9% for the Series C Preferred Stock. This is a preference, not a guarantee, but is a term contained in the Company’s Charter; however, the Board could suspend the dividend at any time, although it would continue to accrue.

Company Special Redemption Right
If at any time the Company’s shares of common stock are traded on a national securities exchange with at least three market makers or a New York Stock Exchange Specialist, the Company will have the right to redeem the Series C Preferred Stock at any time at a redemption price equal to the Liquidation Preference for each share of Series C Preferred Stock, as of the Special Redemption Date selected by the Company.

Company Optional Early Redemption Right
In addition to the Special Redemption Right described above, the Company also may redeem Series C Preferred Stock for cash, in whole or in part from time to time, during an Early Redemption Period which will begin on January 1, 2027 for the Series C Preferred Stock. The price per Series C Preferred Stock share applicable to any such Optional Early Redemption will be equal to the Liquidation Preference for each share of Series C Preferred Stock, as of the applicable Early Redemption Date selected by the Company.

Holders’ Conversion Right
Upon receipt of notice from the Company that the Company intends to redeem the Series C Preferred Stock pursuant to the Optional Early Redemption Right, any holder thereof is entitled to elect instead to receive shares of the Company’s common stock as follows with respect to the Series C Preferred Stock: Each holder of Series C Preferred Stock shall be entitled to elect to receive, in lieu of the aggregate Liquidation Preference for the applicable number of Series C Preferred Stock shares, the number of shares of common stock equal to the value of such aggregate Liquidation Preference divided by $10.25.

Series C Preferred Repurchase Rights
Upon the request of a holder of Series C Preferred Stock, the Company may, at the sole discretion of the Company’s Board, repurchase the Series C Preferred Stock held by such holder for (i) $22 per share from the day the stockholder acquired such shares (the “Series C Acquisition Date”) until one year thereafter; (ii) $22.75 per share from the first anniversary until the second anniversary of the Series C Acquisition Date; (iii) $23.50 per share from the second anniversary until the third anniversary of the Series C Acquisition Date; (iv) $24.25 per share from the third anniversary until the fourth anniversary of the Series C Acquisition Date; and (v) $25.00 per share beginning on the fourth anniversary of the Series C Acquisition Date and thereafter. Additionally, subject to Board discretion, in the case of the death or complete disability of a stockholder, from and after the second anniversary of the Series C Acquisition Date, the Company may repurchase the Series C Preferred Stock held by such holder in exchange for payment of $25.00 per share for such a repurchase. Subject to the availability of an exemption from registration or an effective registration statement, a holder of Series C Preferred Stock may request that any such repurchase may be funded through the issuance of shares of common stock.

Voting rights	The Company’s Series C Preferred Stock will not be entitled to vote except on limited matters affecting Preferred Stock.

A copy of the Series C Articles Supplementary are filed as Exhibits 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the terms of the Series I Articles Supplementary in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information about the Series C Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Form of Articles Supplementary for the Series C Preferred Stock (incorporated by reference to the Company's Offering Statement on Form 1-A, filed June 6, 2025)
5.1	Opinion of Venable LLP as to the legality of the securities being qualified (incorporated by reference to the Company's Offering Statement on Form 1-A, filed June 6, 2025)
23.1	Consent of Venable LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: June 12, 2025	By:	/s/ Robert Dixon
Robert Dixon
President